UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2007

HERCULES OFFSHORE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-51582	56-2542838
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Greenway Plaza, Suite 2950 Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 979-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) On August 3, 2007, the Audit Committee of the Board of Directors of Hercules Offshore, Inc. (the “Company”) dismissed Grant Thornton LLP as the Company’s independent registered public accounting firm. Grant Thornton LLP served as the Company’s independent auditors for the Company’s fiscal years ended December 31, 2006 and December 31, 2005 and the period from inception (July 27, 2004) to December 31, 2004.

Grant Thornton LLP’s reports on the consolidated financial statements of the Company for the past two years have not contained any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to any uncertainty, audit scope, or accounting principles, except that the 2006 report included an explanatory paragraph relating to the Company’s adoption of Statement of Financial Accounting Standard No. 123 (revised 2004), “Share-Based Payment”.

During the Company’s two most recent fiscal years and through August 3, 2007, there were no disagreements between the Company and Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Grant Thornton LLP, would have caused Grant Thornton LLP to make reference to the subject matter of the disagreement in connection with its reports. In addition, none of the “reportable events” described in Item 304(a)(l)(v) of Regulation S-K occurred with respect to the Company during the years ended December 31, 2006 and 2005 and from January 1, 2007 through August 3, 2007.

(b) On August 3, 2007, the Company engaged Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007. The decision to appoint Ernst & Young LLP as the Company’s independent registered public accounting firm was made by the Audit Committee and was the result of a competitive review process involving several accounting firms.

During the Company’s two most recent fiscal years and through August 3, 2007, neither the Company nor anyone on the Company’s behalf consulted with Ernst & Young LLP regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a “disagreement” described in Item 304(a)(1)(v) or a “reportable event” described in Item 304(a)(1)(v) of Regulation S-K.

We provided Grant Thornton LLP with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that they furnish us with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report, and if not, stating the respects in which they do not agree. A copy of the letter provided from Grant Thornton LLP dated August 8, 2007 is filed as Exhibit 16.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit 16.1	Letter from Grant Thornton LLP, dated August 8, 2007, pursuant to Item 304(a)(3) of Regulation S-K, regarding change in certifying accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES OFFSHORE, INC.

Date: August 8, 2007	By:	/s/ James W. Noe
James W. Noe Senior Vice President, General Counsel, Chief Compliance Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Grant Thornton LLP, dated August 8, 2007, pursuant to Item 304(a)(3) of Regulation S-K, regarding change in certifying accountant.